EXHIBIT 10.1
STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of April 29, 2013, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the "Shares") of restricted common stock of Asian Trends Media Holdings, Inc. (the “Company”), a Nevada corporation, indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to the Seller care of the escrow agent.

1.04           Closing. The Closing of the transactions shall take place at such other date and time as the parties may mutually agree in writing following the completion of the conditions to closing set forth in Section 5 herein.

1.05           Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power and instruct the Escrow Agent to deliver to Buyer a certificate representing the Shares.

II. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants as follows:

2.01           Ownership of Shares. Seller is the record and beneficial owner of the Shares of Common Stock, of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.

III. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

3.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

3.02           Representations of Buyer Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that he, she or it is able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares and that the Buyer is qualified as a “sophisticated” or “accredited” investor as defined by the U.S. Securities Laws; and

(c)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Seller.

(d)           Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in his, her or its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(e)           The Buyer has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Seller.

(f)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of the transaction set forth in this Agreement will give any Person (including third parties) the right to prevent, delay, or otherwise interfere with the transaction set forth herein. This includes: (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

(g)            Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions set forth herein.

(h)           The Buyer understands that there are significant expenses associated with owning and operating a public company on the OTC Bulletin Board including Edgar fees, Transfer Agent fees, Auditing fees, and Filing fees.

(i)           Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

(j)           There is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transaction set forth herein. To Buyer's knowledge, no such proceeding has been threatened.

(k)           Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Sellers harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

(l)           The Buyer understands that stocks traded and listed on the OTC Bulletin Board are usually thinly traded, highly volatile and not followed by analysts. These factors are difficult to control and manage as a Company and may materially effect the Company’s share price.

 IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Seller shall expire one year from the date hereof.

4.02           Indemnification.  Buyer shall hold Seller harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

V. ADDITIONAL CONDITIONS TO CLOSING

5.01           Obligation of Buyer to Close. Prior to the closing of this transaction, the Seller agrees to complete the following items:

(i)
ensure a Form 14C Registration Statement is filed by the Company with the Securities and Exchange Commission authorizing a name change of the Company to “YUS International Group Limited” or another name chosen at the Buyer’s election;

(ii)
ensure the Form 14C Registration Statement filed with the Securities and Exchange Commission includes the authorization of a 1 to100 reverse split of the Company’s common shares or another ratio selected at the Buyer’s election;

(iii)
help facilitate the conversion of all debts of the Company into common stock of the Company according to terms agreed upon in good faith by the Buyer, the Company, and the debtholders, specifically, the conversion of the debt into 5,000,000 restricted shares of common stock post-reverse split;

(iv)	verify and certify that there are no existing debts on the books of the Company; and

(v)
appoint the following individuals to the Company’s Board of Directors: Mr. Ho Kam Hang, Mr. Yu Ka Wai, Ms. Yim Mei Yim May, Ms. Yau Yuk Fung Hyphen, Mr. Yu Lok Man.  It is anticipated that the new Board of Directors will appoint Mr. Ho Kam Hang to be the Company’s Chief Executive Officer and Mr. Chong Cheuk Man Yuki to be its Chief Financial Officer.

5.02           Timing of Closing. The conditions set forth in Section 5.01 above must be completed within six months of the execution of this Agreement.

(i)	If the conditions set forth herein are not completed within six months, then the Buyer may rescind this Agreement and request of refund of the deposit from the escrow agent.

(ii)
If the conditions set forth in Section 5.01 are completed within six months of the execution of this Agreement, and the Buyer elects not to proceed with the Closing of the transaction for any reason, then the deposit will become nonrefundable and will transfer to the Seller.

VI. MISCELLANEOUS

6.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 6.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

6.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

6.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

6.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

6.06           Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

6.07           Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

6.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

[Remainder of page intentionally left blank; signature page to follow.]

[Signature Page to Stock Purchase Agreement Dated April 29, 2013]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: CARE FOR MUMI SERVICE LIMITED /s/Yim Mei Yim_______________________ Yim Mei Yim May, Director	Buyer’s Address for Notices: Flat/Rm 02-03 23/F Omega Plaza 32 Dundas Street Mong Kok
SELLER: _____________________________ Huang Jian Nan	Seller’s Address for Notices: Rm 1902, 19/F Kodak House 2, Java Road, North Point Hong Kong
Number of Shares Purchased: 681,912 Total Purchase Price:US$23,674.73 Price Per Share: ____________________________

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of April 29, 2013, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the "Shares") of restricted common stock of Asian Trends Media Holdings, Inc. (the “Company”), a Nevada corporation, indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to the Seller care of the escrow agent.

1.04           Closing. The Closing of the transactions shall take place at such other date and time as the parties may mutually agree in writing following the completion of the conditions to closing set forth in Section 5 herein.

1.05           Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power and instruct the Escrow Agent to deliver to Buyer a certificate representing the Shares.

II. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants as follows:

2.01           Ownership of Shares. Seller is the record and beneficial owner of the Shares of Common Stock, of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.

III. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

3.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

3.02           Representations of Buyer Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that he, she or it is able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares and that the Buyer is qualified as a “sophisticated” or “accredited” investor as defined by the U.S. Securities Laws; and

(c)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Seller.

(d)           Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in his, her or its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(e)           The Buyer has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Seller.

(f)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of the transaction set forth in this Agreement will give any Person (including third parties) the right to prevent, delay, or otherwise interfere with the transaction set forth herein. This includes: (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

(g)            Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions set forth herein.

(h)           The Buyer understands that there are significant expenses associated with owning and operating a public company on the OTC Bulletin Board including Edgar fees, Transfer Agent fees, Auditing fees, and Filing fees.

(i)           Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

(j)           There is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transaction set forth herein. To Buyer's knowledge, no such proceeding has been threatened.

(k)           Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Sellers harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

(l)           The Buyer understands that stocks traded and listed on the OTC Bulletin Board are usually thinly traded, highly volatile and not followed by analysts. These factors are difficult to control and manage as a Company and may materially effect the Company’s share price.

 IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Seller shall expire one year from the date hereof.

4.02           Indemnification.  Buyer shall hold Seller harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

V. ADDITIONAL CONDITIONS TO CLOSING

5.01           Obligation of Buyer to Close. Prior to the closing of this transaction, the Seller agrees to complete the following items:

(vi)
ensure a Form 14C Registration Statement is filed by the Company with the Securities and Exchange Commission authorizing a name change of the Company to “YUS International Group Limited” or another name chosen at the Buyer’s election;

(vii)
ensure the Form 14C Registration Statement filed with the Securities and Exchange Commission includes the authorization of a 1 to100 reverse split of the Company’s common shares or another ratio selected at the Buyer’s election;

(viii)
help facilitate the conversion of all debts of the Company into common stock of the Company according to terms agreed upon in good faith by the Buyer, the Company, and the debtholders, specifically, the conversion of the debt into 5,000,000 restricted shares of common stock post-reverse split;

(ix)	verify and certify that there are no existing debts on the books of the Company; and

(x)
appoint the following individuals to the Company’s Board of Directors: Mr. Ho Kam Hang, Mr. Yu Ka Wai, Ms. Yim Mei Yim May, Ms. Yau Yuk Fung Hyphen, Mr. Yu Lok Man.  It is anticipated that the new Board of Directors will appoint Mr. Ho Kam Hang to be the Company’s Chief Executive Officer and Mr. Chong Cheuk Man Yuki to be its Chief Financial Officer.

5.02           Timing of Closing. The conditions set forth in Section 5.01 above must be completed within six months of the execution of this Agreement.

(iii)	If the conditions set forth herein are not completed within six months, then the Buyer may rescind this Agreement and request of refund of the deposit from the escrow agent.

(iv)
If the conditions set forth in Section 5.01 are completed within six months of the execution of this Agreement, and the Buyer elects not to proceed with the Closing of the transaction for any reason, then the deposit will become nonrefundable and will transfer to the Seller.

VI. MISCELLANEOUS

6.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 6.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

6.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

6.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

6.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

6.06           Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

6.07           Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

6.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

[Remainder of page intentionally left blank; signature page to follow.]

[Signature Page to Stock Purchase Agreement Dated April 29, 2013]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: YUS BROADCASTING LIMITED /s/Yu Cheung Fai Alex______________ Yu Cheung Fai Alex, Director _____________________________ Chan Fuk Yu, Director	Buyer’s Address for Notices: FLAT/RM 03-04 7/F HONG LEONG INDUSTRIAL COMPLEX 4 WANG KWONG ROAD KOWLOON BAY
SELLER: _____________________________ Huang Jian Nan	Seller’s Address for Notices: Rm 1902, 19/F Kodak House 2, Java Road, North Point Hong Kong
Number of Shares Purchased:681,912 Total Purchase Price: US$23,674.73 Price Per Share: ____________________________

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of April 29, 2013, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the "Shares") of restricted common stock of Asian Trends Media Holdings, Inc. (the “Company”), a Nevada corporation, indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to the Seller care of the escrow agent.

1.04           Closing. The Closing of the transactions shall take place at such other date and time as the parties may mutually agree in writing following the completion of the conditions to closing set forth in Section 5 herein.

1.05           Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power and instruct the Escrow Agent to deliver to Buyer a certificate representing the Shares.

II. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants as follows:

2.01           Ownership of Shares. Seller is the record and beneficial owner of the Shares of Common Stock, of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.

III. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

3.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

3.02           Representations of Buyer Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that he, she or it is able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares and that the Buyer is qualified as a “sophisticated” or “accredited” investor as defined by the U.S. Securities Laws; and

(c)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Seller.

(d)           Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in his, her or its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(e)           The Buyer has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Seller.

(f)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of the transaction set forth in this Agreement will give any Person (including third parties) the right to prevent, delay, or otherwise interfere with the transaction set forth herein. This includes: (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

(g)            Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions set forth herein.

(h)           The Buyer understands that there are significant expenses associated with owning and operating a public company on the OTC Bulletin Board including Edgar fees, Transfer Agent fees, Auditing fees, and Filing fees.

(i)           Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

(j)           There is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transaction set forth herein. To Buyer's knowledge, no such proceeding has been threatened.

(k)           Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Sellers harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

(l)           The Buyer understands that stocks traded and listed on the OTC Bulletin Board are usually thinly traded, highly volatile and not followed by analysts. These factors are difficult to control and manage as a Company and may materially effect the Company’s share price.

 IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Seller shall expire one year from the date hereof.

4.02           Indemnification.  Buyer shall hold Seller harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

V. ADDITIONAL CONDITIONS TO CLOSING

5.01           Obligation of Buyer to Close. Prior to the closing of this transaction, the Seller agrees to complete the following items:

(xi)
ensure a Form 14C Registration Statement is filed by the Company with the Securities and Exchange Commission authorizing a name change of the Company to “YUS International Group Limited” or another name chosen at the Buyer’s election;

(xii)
ensure the Form 14C Registration Statement filed with the Securities and Exchange Commission includes the authorization of a 1 to100 reverse split of the Company’s common shares or another ratio selected at the Buyer’s election;

(xiii)
help facilitate the conversion of all debts of the Company into common stock of the Company according to terms agreed upon in good faith by the Buyer, the Company, and the debtholders, specifically, the conversion of the debt into 5,000,000 restricted shares of common stock post-reverse split;

(xiv)	verify and certify that there are no existing debts on the books of the Company; and

(xv)
appoint the following individuals to the Company’s Board of Directors: Mr. Ho Kam Hang, Mr. Yu Ka Wai, Ms. Yim Mei Yim May, Ms. Yau Yuk Fung Hyphen, Mr. Yu Lok Man.  It is anticipated that the new Board of Directors will appoint Mr. Ho Kam Hang to be the Company’s Chief Executive Officer and Mr. Chong Cheuk Man Yuki to be its Chief Financial Officer.

5.02           Timing of Closing. The conditions set forth in Section 5.01 above must be completed within six months of the execution of this Agreement.

(v)	If the conditions set forth herein are not completed within six months, then the Buyer may rescind this Agreement and request of refund of the deposit from the escrow agent.

(vi)
If the conditions set forth in Section 5.01 are completed within six months of the execution of this Agreement, and the Buyer elects not to proceed with the Closing of the transaction for any reason, then the deposit will become nonrefundable and will transfer to the Seller.

VI. MISCELLANEOUS

6.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 6.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

6.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

6.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

6.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

6.06           Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

6.07           Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

6.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

[Remainder of page intentionally left blank; signature page to follow.]

[Signature Page to Stock Purchase Agreement Dated April 29, 2013]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: YUS INTERNATIONAL BULLION LIMITED /s/Yu Ka Wai Yu Ka Wai, Director _____________________________ Ho Kam Hang, Director	Buyer’s Address for Notices: Flat/Rm A Blk A 21/F Billion Centre 1Wang Kwong Road Kowloon Bay
SELLER: _____________________________ Huang Jian Nan	Seller’s Address for Notices: Rm 1902, 19/F Kodak House 2, Java Road, North Point Hong Kong
Number of Shares Purchased:2,045,736 Total Purchase Price: US$71,024.19 Price Per Share: ____________________________

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of April 29, 2013, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the "Shares") of restricted common stock of Asian Trends Media Holdings, Inc. (the “Company”), a Nevada corporation, indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to the Seller care of the escrow agent.

1.04           Closing. The Closing of the transactions shall take place at such other date and time as the parties may mutually agree in writing following the completion of the conditions to closing set forth in Section 5 herein.

1.05           Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power and instruct the Escrow Agent to deliver to Buyer a certificate representing the Shares.

II. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants as follows:

2.01           Ownership of Shares. Seller is the record and beneficial owner of the Shares of Common Stock, of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.

III. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

3.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

3.02           Representations of Buyer Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that he, she or it is able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares and that the Buyer is qualified as a “sophisticated” or “accredited” investor as defined by the U.S. Securities Laws; and

(c)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Seller.

(d)           Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in his, her or its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(e)           The Buyer has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Seller.

(f)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of the transaction set forth in this Agreement will give any Person (including third parties) the right to prevent, delay, or otherwise interfere with the transaction set forth herein. This includes: (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

(g)            Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions set forth herein.

(h)           The Buyer understands that there are significant expenses associated with owning and operating a public company on the OTC Bulletin Board including Edgar fees, Transfer Agent fees, Auditing fees, and Filing fees.

(i)           Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

(j)           There is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transaction set forth herein. To Buyer's knowledge, no such proceeding has been threatened.

(k)           Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Sellers harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

(l)           The Buyer understands that stocks traded and listed on the OTC Bulletin Board are usually thinly traded, highly volatile and not followed by analysts. These factors are difficult to control and manage as a Company and may materially effect the Company’s share price.

 IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Seller shall expire one year from the date hereof.

4.02           Indemnification.  Buyer shall hold Seller harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

V. ADDITIONAL CONDITIONS TO CLOSING

5.01           Obligation of Buyer to Close. Prior to the closing of this transaction, the Seller agrees to complete the following items:

(xvi)
ensure a Form 14C Registration Statement is filed by the Company with the Securities and Exchange Commission authorizing a name change of the Company to “YUS International Group Limited” or another name chosen at the Buyer’s election;

(xvii)
ensure the Form 14C Registration Statement filed with the Securities and Exchange Commission includes the authorization of a 1 to100 reverse split of the Company’s common shares or another ratio selected at the Buyer’s election;

(xviii)
help facilitate the conversion of all debts of the Company into common stock of the Company according to terms agreed upon in good faith by the Buyer, the Company, and the debtholders, specifically, the conversion of the debt into 5,000,000 restricted shares of common stock post-reverse split;

(xix)	verify and certify that there are no existing debts on the books of the Company; and

(xx)
appoint the following individuals to the Company’s Board of Directors: Mr. Ho Kam Hang, Mr. Yu Ka Wai, Ms. Yim Mei Yim May, Ms. Yau Yuk Fung Hyphen, Mr. Yu Lok Man.  It is anticipated that the new Board of Directors will appoint Mr. Ho Kam Hang to be the Company’s Chief Executive Officer and Mr. Chong Cheuk Man Yuki to be its Chief Financial Officer.

5.02           Timing of Closing. The conditions set forth in Section 5.01 above must be completed within six months of the execution of this Agreement.

(vii)	If the conditions set forth herein are not completed within six months, then the Buyer may rescind this Agreement and request of refund of the deposit from the escrow agent.

(viii)
If the conditions set forth in Section 5.01 are completed within six months of the execution of this Agreement, and the Buyer elects not to proceed with the Closing of the transaction for any reason, then the deposit will become nonrefundable and will transfer to the Seller.

VI. MISCELLANEOUS

6.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 6.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

6.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

6.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

6.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

6.06           Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

6.07           Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

6.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

[Remainder of page intentionally left blank; signature page to follow.]

[Signature Page to Stock Purchase Agreement Dated April 29, 2013]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: YUS INTERNATIONAL DEVELOPER LIMITED /s/Yan Wing Sum Yan Wing Sum, Director	Buyer’s Address for Notices: FLAT/RM 03-04 7/F HONG LEONG INDUSTRIAL COMPLEX 4 WANG KWONG ROAD KOWLOON BAY
SELLER: _____________________________ Huang Jian Nan	Seller’s Address for Notices: Rm 1902, 19/F Kodak House 2, Java Road, North Point Hong Kong
Number of Shares Purchased:681,912 Total Purchase Price: US$23,674.73 Price Per Share: ____________________________

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of April 29, 2013, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the "Shares") of restricted common stock of Asian Trends Media Holdings, Inc. (the “Company”), a Nevada corporation, indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to the Seller care of the escrow agent.

1.04           Closing. The Closing of the transactions shall take place at such other date and time as the parties may mutually agree in writing following the completion of the conditions to closing set forth in Section 5 herein.

1.05           Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power and instruct the Escrow Agent to deliver to Buyer a certificate representing the Shares.

II. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants as follows:

2.01           Ownership of Shares. Seller is the record and beneficial owner of the Shares of Common Stock, of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.

III. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

3.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

3.02           Representations of Buyer Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that he, she or it is able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares and that the Buyer is qualified as a “sophisticated” or “accredited” investor as defined by the U.S. Securities Laws; and

(c)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Seller.

(d)           Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in his, her or its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(e)           The Buyer has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Seller.

(f)           Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of the transaction set forth in this Agreement will give any Person (including third parties) the right to prevent, delay, or otherwise interfere with the transaction set forth herein. This includes: (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

(g)            Buyer is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions set forth herein.

(h)           The Buyer understands that there are significant expenses associated with owning and operating a public company on the OTC Bulletin Board including Edgar fees, Transfer Agent fees, Auditing fees, and Filing fees.

(i)           Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

(j)           There is no pending proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transaction set forth herein. To Buyer's knowledge, no such proceeding has been threatened.

(k)           Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Sellers harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

(l)           The Buyer understands that stocks traded and listed on the OTC Bulletin Board are usually thinly traded, highly volatile and not followed by analysts. These factors are difficult to control and manage as a Company and may materially effect the Company’s share price.

 IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Seller shall expire one year from the date hereof.

4.02           Indemnification.  Buyer shall hold Seller harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

V. ADDITIONAL CONDITIONS TO CLOSING

5.01           Obligation of Buyer to Close. Prior to the closing of this transaction, the Seller agrees to complete the following items:

(xxi)
ensure a Form 14C Registration Statement is filed by the Company with the Securities and Exchange Commission authorizing a name change of the Company to “YUS International Group Limited” or another name chosen at the Buyer’s election;

(xxii)
ensure the Form 14C Registration Statement filed with the Securities and Exchange Commission includes the authorization of a 1 to100 reverse split of the Company’s common shares or another ratio selected at the Buyer’s election;

(xxiii)
help facilitate the conversion of all debts of the Company into common stock of the Company according to terms agreed upon in good faith by the Buyer, the Company, and the debtholders, specifically, the conversion of the debt into 5,000,000 restricted shares of common stock post-reverse split;

(xxiv)	verify and certify that there are no existing debts on the books of the Company; and

(xxv)
appoint the following individuals to the Company’s Board of Directors: Mr. Ho Kam Hang, Mr. Yu Ka Wai, Ms. Yim Mei Yim May, Ms. Yau Yuk Fung Hyphen, Mr. Yu Lok Man.  It is anticipated that the new Board of Directors will appoint Mr. Ho Kam Hang to be the Company’s Chief Executive Officer and Mr. Chong Cheuk Man Yuki to be its Chief Financial Officer.

5.02           Timing of Closing. The conditions set forth in Section 5.01 above must be completed within six months of the execution of this Agreement.

(ix)	If the conditions set forth herein are not completed within six months, then the Buyer may rescind this Agreement and request of refund of the deposit from the escrow agent.

(x)
If the conditions set forth in Section 5.01 are completed within six months of the execution of this Agreement, and the Buyer elects not to proceed with the Closing of the transaction for any reason, then the deposit will become nonrefundable and will transfer to the Seller.

VI. MISCELLANEOUS

6.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 6.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

6.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

6.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

6.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

6.06           Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

6.07           Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

6.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

[Remainder of page intentionally left blank; signature page to follow.]

[Signature Page to Stock Purchase Agreement Dated April 29, 2013]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: YUS INTERNATIONAL GROUP LIMITED /s/Chan Fuk Yu Chan Fuk Yu, Director	Buyer’s Address for Notices: Flat/Rm A Blk A 22/F Billion Centre 1Wang Kwong Road Kowloon Bay
SELLER: _____________________________ Huang Jian Nan	Seller’s Address for Notices: Rm 1902, 19/F Kodak House 2, Java Road, North Point Hong Kong
Number of Shares Purchased:2,533,317 Total Purchase Price US: $87,951.62 Price Per Share: ____________________________